UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 25, 2015

CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CSC HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

No. 1-9046	No. 27-0726696
(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue
Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
On February 25, 2015, the Registrants announced their financial results for the quarter and year ended December 31, 2014. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01    Other Events
The 2015 Annual Meeting of Stockholders of Cablevision Systems Corporation will be held on Thursday, May 21, 2015. Details of the meeting, including the agenda, time, location and procedures for attendance, will be set forth in Cablevision's 2015 proxy statement.
Item 9.01    Financial Statement and Exhibits

(d)	Exhibits.

	99.1	Earnings Press Release dated February 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
(Registrant)

	By:		/s/ Victoria M. Mink
		Name:	Victoria M. Mink
		Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC
(Registrant)

	By:		/s/ Victoria M. Mink
		Name:	Victoria M. Mink
		Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: February 25, 2015

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